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                                                                    EXHIBIT 10.1



                               DRUGSTORE.COM, INC.

                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT


         This Fourth Amended and Restated Voting Agreement (this "Agreement") is made as of July 9, 1999, by and among drugstore.com, inc., a Delaware corporation (the "Company"), Jed A. Smith (the "Founder"), Peter M. Neupert ("Neupert") and the holders of shares of Series A Preferred Stock, Series D Preferred Stock and Series E Preferred Stock listed on Exhibit A (collectively, the "Investors" and each individually, an "Investor") and terminates and supersedes in all respects that certain Third Amended and Restated Voting Agreement dated June 17, 1999, by and among the Company and certain of the Investors (the "Prior Agreement").


                                     RECITAL

To correctly reflect the intentions of the parties at the time of the execution of the Prior Agreement and pursuant to Section 4.2 of the Prior Agreement, this Agreement is being executed by the Company, the Founder, and holders of at least two-thirds (2/3) of the Company's capital stock held by the Investors who were parties to the Prior Agreement, thereby permitting the Prior Agreement to be terminated and superseded by this Agreement.


                                    AGREEMENT

         The parties agree as follows:

         1. ELECTION OF DIRECTORS. The number of authorized directors of the Company will initially be set at nine (9). At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Company's Board of Directors (the "Board") are to be elected, or wherever members of the Board are to be elected by written consent, the Founder, Neupert and the Investors agree to vote or act with respect to their shares so as to elect:

            (a) Two (2) persons designated by Kleiner Perkins Caufield & Byers VIII ("KPCB"). One such designee may be made at KPCB's sole discretion and the other such designee shall be reasonably acceptable to a majority of the remaining Board members (excluding the KPCB designees). Such persons shall initially be John Doerr and Brook Byers. Notwithstanding the foregoing, the parties hereto shall not be obligated to vote or act to elect any representative of KPCB if KPCB, together with all of its affiliates, does not hold at least



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2,000,000 shares of Series A Preferred Stock (as adjusted for any future stock splits, stock dividends, recapitalizations and the like);

            (b) Two (2) persons designated by Amazon.com, Inc. ("Amazon.com"). One such designee may be made at Amazon.com's sole discretion and the other such designee shall be reasonably acceptable to a majority of the remaining Board members (excluding the Amazon.com designees). Such persons shall initially be Jeffrey Bezos and such other designee as may be named at any time by Amazon.com;

            (c) One (1) person designated by Vulcan Ventures Incorporated ("Vulcan"). Such person shall initially be William Savoy. Notwithstanding the foregoing, the parties hereto shall not be obligated to vote or act to elect any representative of Vulcan (i) until that certain convertible Promissory Note, dated May 19, 1999 (the "Vulcan Note") is converted into shares of the Company's equity securities and (ii) if Vulcan, together with all of its affiliates, does not hold at least 2,000,000 shares of Series D Preferred Stock (as adjusted for any future stock splits, stock dividends, recapitalizations and the like after May 19, 1999);

            (d) One (1) person designated by Rite Aid on or after January 1, 2000. Notwithstanding the foregoing, the parties hereto shall not be obligated to elect any representative of Rite Aid if (x) Rite Aid does not beneficially own at least 5% of the then-outstanding securities of the Company entitled to vote for the election of directors of the Company or (y) each of the Main Agreement dated as of June 17, 1999 between the Company and Rite Aid, the Governance Agreement dated as of June 17, 1999 between the Company and Rite Aid ("Rite Aid Governance Agreement") and the Pharmacy Supply and Services Agreement dated as of June 17, 1999 between the Company and Rite Aid shall have terminated;

            (e) Jed Smith, unless the Board has determined by majority vote (excluding Mr. Smith) that Mr. Smith is no longer a valuable contributor to the Company and therefore should no longer continue to serve as a director; and

            (f) Peter Neupert, unless the Board has determined by majority vote (excluding Mr. Neupert) that Mr. Neupert is no longer a valuable contributor to the Company and therefore should no longer continue to serve as a director.

            Notwithstanding the provisions of paragraphs (a) and (b) above, at any time after the date of this Agreement, either KPCB or Amazon.com may (by written notice to the other party and the Company) withdraw its right to designate two Board members. In such event,



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KPCB and Amazon.com shall each cause one of its designees to resign from the
Board; thereafter, KPCB and Amazon.com shall each have the right to designate one Board member, selected in such party's sole discretion.

            In the event of any termination, removal or resignation of any director (other than as provided in the previous paragraph), the parties hereto shall take all actions necessary and appropriate to cause such vacancy to be filled in the manner by which such director was elected pursuant to the terms of this Agreement.

         2. ADDITIONAL REPRESENTATIONS AND COVENANTS.

            2.1 NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

            2.2 CHANGE IN NUMBER OF DIRECTORS. The Founder and the Investors will not vote for any amendment or change to the Company's Sixth Amended and Restated Certificate of Incorporation or Bylaws providing for the election of more than nine (9) directors, or any other amendment or change to the Certificate of Incorporation or Bylaws inconsistent with the terms of this Agreement.

            2.3 LEGENDS. Each certificate representing shares of the Company's capital stock held by the Founder or the Investors or any assignee of the Founder or Investors shall bear the following legend:

         "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

            2.4 VULCAN DIRECTOR. The parties hereto agree to take reasonable steps to fill the vacancy on the Board with the person nominated by Vulcan pursuant to Section 1(c) as soon as practicable following the conversion of the Vulcan Note into equity securities of the Company.

         3. TERMINATION.

            3.1 TERMINATION EVENTS. (a) This Agreement shall terminate when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) where the stockholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation, provided that this subsection shall not apply to a merger



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effected exclusively for the purpose of changing the domicile of the Company.

            (b) The rights and obligations of the Founder, Neupert and the Investors pursuant to Sections 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) shall terminate upon the consummation of an underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, which results in gross proceeds in excess of $15,000,000 and the public offering price of which is at least $5.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization); provided, however, that on the first business day following the termination of Amazon.com's rights under Section 1(b) pursuant to this
Section 3.1(b), the Company will cause the Board to nominate, recommend and solicit proxies (if necessary) for election to the Board of one person designated by Amazon.com, provided that this obligation shall be deemed fulfilled in the event an Amazon.com designated director is already sitting on the Board at such time. Thereafter, in the event of a vacancy in an Amazon.com Board seat, or in any Board election in which an Amazon.com designated director is up for re-election, unless a second Amazon.com designated director is then serving on the Board, the Company will cause the vacancy to be filled with an Amazon.com designated director or will cause such Amazon.com designated director to be included on the slate of directors proposed by the Board at such election and cause the Board to recommend and solicit proxies (if necessary) in favor of such Amazon.com designated director. Notwithstanding any of the foregoing, the Company's obligations under this Section 3.1(b) will terminate on the earlier of:

                  (i) the date Amazon.com ceases to beneficially own at least 5% of the then-outstanding shares of Common Stock; and

                  (ii) termination of this Agreement for any reason including, a termination pursuant to Section 3.1(a).


            (c) The rights and obligations of the Founder, Neupert and the Investors pursuant to Sections 1(a), 1(c), 1(e) and 1(f) shall terminate when the Company shall effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection shall not apply to any transaction or series of related transactions effected exclusively for purpose of changing the domicile of the Company, provided that this subsection shall not apply to a transaction or series of transactions effected



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exclusively for the purpose of changing the domicile of the Company.

            (d) Notwithstanding the termination of the rights and obligations of the Founder, Neupert and the Investors pursuant to Section 3.1(b) of this Agreement, following any such termination Founder, Neupert and the Investors (but not any transferee of any shares held by the Founder, Neupert and the Investors) agree to vote or act with respect to their shares so as to elect the nominee for director who is designated by Amazon.com in accordance with Section 3.1(b) of this Agreement and the nominee for director designated by Rite Aid in accordance with Section 3.1 of the Rite Aid Governance Agreement.

            3.2 REMOVAL OF LEGEND. At any time after the termination of this Agreement in accordance with Section 3.1, any holder of a stock certificate legended pursuant to Section 2.3 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

         4. MISCELLANEOUS.

            4.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            4.2 AMENDMENTS AND WAIVERS. Any term hereof may be amended or waived only with the written consent of the Company, the Founder, Neupert, and at least two-thirds (2/3) of the Company's capital stock held by the Investors (including, in the case of Amazon.com, any wholly-owned subsidiary of Amazon.com); provided, however, that (i) any amendment to Section 1(c) or
Section 2.4 shall require the consent of Vulcan, (ii) any amendment to Section 1(d) or Section 3.1 shall require the consent of Rite Aid and (iii) any amendment to Section 1(b) or Section 3.1 shall require the consent of Amazon.com. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company, the Investors and any holder of the Founder's shares, and each of their respective successors and assigns.

            4.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in



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the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.

            4.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

            4.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

            4.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            4.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.





                            [Signature Page Follows]



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                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT


         The parties hereto have executed this Fourth Amended and Restated Voting Agreement as of the date first written above.


COMPANY:                      INVESTORS:

DRUGSTORE.COM, INC.           RITE AID CORPORATION

By:  /s/ Peter M. Neupert     By:  /s/ Elliot S. Gerson
   ------------------------      -------------------------
Peter M. Neupert              Name:  Elliot S. Gerson
President                     Title: Exec. V. P.

Address:                      Address:
13920 SE Eastgate Way         30 Hunter Lane
Suite 300                     Camp Hill, PA 17011
Bellevue, WA 98005


                              With a copy to:

                              Skadden, Arps, Slate, Meagher & Flom LLP
                              New York, NY 10022-3607
                              Attention: Nancy Lieberman, Esq.


FOUNDER:                      GENERAL NUTRITION COMPANIES, INC.

By:  /s/ Jed Smith            By:  /s/ James M. Sander
   ------------------------      -------------------------
Jed Smith                     Name:
Founder                       Title: VP

Address:                      Address:

13920 SE Eastgate Way
Suite 300                     VULCAN VENTURES INCORPORATED
Bellevue, WA  98005

                              By:  /s/ William D. Savoy
                                 -------------------------
                              Name:  William D. Savoy
                              Title:  Vice President

                              Address:
                              110 110th Avenue Northeast
                              Suite 550
                              Bellevue, WA 98004



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                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT


                            KLEINER PERKINS CAUFIELD & BYERS VIII, L.P.

                            By:  KPCB VIII Associates, L.P., its General Partner


                            By:  /s/ L. John Doerr
                               ------------------------------
                            a General Partner

                            Address:
                            2750 Sand Hill Road
                            Menlo Park, CA  94025


                            KPCB VIII FOUNDERS FUND, L.P.

                            By:  KPCB VIII Associates, L.P., its General Partner

                            By:  /s/ L. John Doerr
                               ------------------------------
                            a General Partner

                            Address:
                            2750 Sand Hill Road
                            Menlo Park, CA 94025


                            KPCB LIFE SCIENCES ZAIBATSU FUND II,L.P.

                            By:  KPCB VII Associates,L.P., its General Partner

                            By:  /s/ L. John Doerr
                               ------------------------------
                            a General Partner


                            Address:
                            2750 Sand Hill Road
                            Menlo Park, CA  94025


                            AMAZON.COM, INC.

                            By: /s/ Randy Tinsley
                               ------------------------------
                            Name:   Randy Tinsley
                            Title:  V.P. Corporate Development
                            Address:
                            1200 12th Avenue S., Suite 1200
                            Seattle, WA 98144




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                                SIGNATURE PAGE TO
                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT


                            NEUPERT:

                            By: /s/ Peter M. Neupert
                               ------------------------------
                            Peter M. Neupert

                            Address:
                            1603 Evergreen Point Road
                            Bellevue, WA 98004

                            GENERAL NUTRITION INVESTMENT COMPANY:

                            By:  /s/ James Sander
                               ------------------------------
                            Name:  James Sander
                            Title: VP

                            Address:


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                                    EXHIBIT A

                                    INVESTORS



                                Name and Address
--------------------------------------------------------------------------------

Kleiner Perkins Caufield & Byers VIII
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Life Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

Amazon.com, Inc.
1200 12th Avenue, Suite 1200
Seattle, WA 98144
Attn: General Counsel

David Whorton
c/o Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025

Vulcan Ventures Incorporated
110 110th Avenue Northeast, Suite 550
Bellevue, Washington  98004

Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011

With a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10022-3607
Attention:  Nancy Lieberman, Esq.

General Nutrition Companies, Inc., through its wholly owned subsidiary General Nutrition Investment Company
300 6th Avenue
Pittsburgh, PA 15222
Attention: General Counsel

--------------------------------------------------------------------------------